OSK CAPITAL II CORPORATION
                          (A Development Stage Company)
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004
                                   (Unaudited)
                           (In United States Dollars)

                           OSK CAPITAL II CORPORATION
                          (A Development Stage Company)
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004
                                   (Unaudited)
                           (In United States Dollars)

                                TABLE OF CONTENTS

Pro Forma Consolidated Balance Sheets as at September 30, 2004                 1

Pro Forma Consolidated Statement of Operations and Deficit                     2

Notes to Pro Forma Consolidated Financial Statements                       3 - 4

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Pro Forma Consolidated Balance Sheet
As at September 30, 2004
(Unaudited)
(Amounts expressed in United States Dollars)                              Page 1
--------------------------------------------------------------------------------

                                                  OSK Capital II      Teliphone         Pro forma
                                                   Corporation           Inc.          adjustments        Pro forma
                                                   ------------      ------------      ------------      ------------
Assets

Current
     Cash                                          $        460      $         --      $         --      $        460
     Accounts receivable                                     --             6,260                --             6,260
     Inventory                                               --            25,134                --            25,134
                                                   ------------      ------------      ------------      ------------

                                                   $        460      $     31,394      $         --      $     31,854
                                                   ============      ============      ============      ============

Liabilities

Current
     Accounts payable                              $      2,500      $     30,846      $         --      $     33,346
     Loans payable                                        8,200            29,998                --            38,198
                                                   ------------      ------------      ------------      ------------

                                                         10,700            60,844                --            71,544
                                                   ------------      ------------      ------------      ------------

Shareholders' equity

Capital stock (note 3)                                    3,416                79            26,931            30,426
Additional paid up capital (discount)                    66,554                --          (107,141)          (40,587)
Accumulated other comprehensive
  income (loss)                                              --             1,691                --             1,691
Deficit                                                 (80,210)          (31,220)           80,210           (31,220)
                                                   ------------      ------------      ------------      ------------

Total stockholders' deficit                             (10,240)          (29,450)               --           (39,690)
                                                   ------------      ------------      ------------      ------------

Total liabilities and stockholders' deficit        $        460      $     31,394      $         --      $     31,854
                                                   ============      ============      ============      ============

Approved on behalf of the board:


                                             Director
--------------------------------------------

                                             Director
--------------------------------------------

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Pro Forma Consolidated Statement of Operations and Deficit
For the Year Ended September 30, 2004
(Unaudited)
(Amounts expressed in United States Dollars)                              Page 2
--------------------------------------------------------------------------------

                                                     OSK Capital II        Teliphone           Pro forma
                                                      Corporation             Inc.            adjustments         Pro forma
                                                     --------------      --------------      --------------     --------------
Sales                                                $           --      $        3,447      $           --     $        3,447
                                                     --------------      --------------      --------------     --------------

Cost of sales

     Inventory, beginning of period                              --                  --                  --                 --
     Purchases                                                   --              29,155                  --             29,155
                                                     --------------      --------------      --------------     --------------

                                                                 --              29,155                  --             29,155
     Inventory, end of period                                    --              25,134                  --             25,134
                                                     --------------      --------------      --------------     --------------

                                                                 --               4,021                  --              4,021
                                                     --------------      --------------      --------------     --------------

Gross profit                                                     --                (574)                 --               (574)
                                                     --------------      --------------      --------------     --------------

Expenses

     Professional and consulting fees                        10,417              25,575                  --             35,992
     Telecommunication and network
     costs                                                       --               3,079                  --              3,079
     Office and general                                         125               1,992                  --              2,117
                                                     --------------      --------------      --------------     --------------

                                                             10,542              30,646                  --             41,188
                                                     --------------      --------------      --------------     --------------

Net loss                                             $      (10,542)     $      (31,220)     $           --     $      (41,762)
                                                     ==============      ==============      ==============     ==============

Net earnings (loss) per share                        $           --      $           --      $           --     $        (0.02)
                                                     ==============      ==============      ==============     ==============

Weighted average number of shares outstanding                    --                  --                  --          2,500,767
                                                     ==============      ==============      ==============     ==============

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Notes to Pro Forma Consolidated Balance Sheet
September 30, 2004
(Unaudited)
(Amounts Expressed in United States Dollars)                              Page 3
--------------------------------------------------------------------------------

1.    Securities exchange agreement and reverse acquisition

      On ____________, OSK Capital II Corp. ("OSK"), a publicly traded company, entered into a Securities Exchange Agreement with Teliphone Inc., a Canadian corporation ("Teliphone"). In exchange for the acquisition of the 100% interest in Teliphone, the shareholders of Teliphone were issued a total of 27,010,000 Common shares of OSK. Following the share exchange, the former shareholders of Teliphone hold 88.8% of the 30,426,000 shares of common stock of OSK. Consequently, even though OSK is the legal acquirer, this transaction will be treated as an acquisition of OSK by Teliphone and as a recapitalization by Teliphone for accounting purposes.

2.    Pro-forma financial statements

      The unaudited pro-forma consolidated financial statements are provided for information purposes only and do not purport to represent what the consolidated financial statements and results of operations would have been had the acquisition and recapitalization in fact occurred on the dates indicated. The unaudited pro-forma consolidated balance sheets represent the financial position of Teliphone and OSK as of September 30, 2004. The unaudited pro-forma consolidated statements of operations give effect to the proposed recapitalization of Teliphone and OSK for the period ended September 30, 2004 assuming the merger occurred in the earliest period. The unaudited pro-forma consolidated financial statements are presented for illustrative purposes only. The pro-forma adjustments are based upon available information and assumptions that management believes are reasonable.

      There are no intercompany transactions between Teliphone and OSK during the period presented.

3.    Assumptions and pro forma adjustments

      a) During the period the company entered into a share purchase agreement to acquire all of the outstanding shares of Teliphone Inc. through the issuance of 27,010,000 common shares of its share capital with a stated par value of $0.001.

      b) The projected cost to finalize the proposed transaction is estimated at $10,000 and have been applied against cash and capital stock.

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Notes to Pro Forma Balance Sheet
September 30, 2004
(Unaudited)
(Amounts Expressed in United States Dollars)                              Page 4
--------------------------------------------------------------------------------

4.    Capital stock

      Authorized

            125,000,000 Common stock, $0.001 par value

      The transactions included in the company's capital stock form the transactions described previously.

                                              Number of
                                                shares            Amount
                                              ----------        ----------

      Balance, prior to pro forma
      adjustments                                    100        $       79

           Recapitalization pursuant
           to the reverse acquisition         30,425,900            30,347
                                              ----------        ----------

      Balance, subsequent to pro forma
      adjustments                             30,426,000        $   30,426
                                              ==========        ==========

                           OSK CAPITAL II CORPORATION
                          (A Development Stage Company)
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2004
                                   (Unaudited)
                           (In United States Dollars)

                           OSK CAPITAL II CORPORATION
                          (A Development Stage Company)
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2004
                                   (Unaudited)
                           (In United States Dollars)

                                TABLE OF CONTENTS

Pro Forma Consolidated Balance Sheets as at December 31, 2004              1 - 2

Pro Forma consolidated Statement of Operations and Deficit                     3

Notes to Pro Forma Consolidated Financial Statements                       4 - 5

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Pro Forma Consolidated Balance Sheet
As at December 31, 2004
(Unaudited)
(Amounts expressed in United States Dollars)                              Page 1
--------------------------------------------------------------------------------

                                    OSK Capital II    Teliphone       Pro forma
                                      Corporation        Inc.        adjustments      Pro forma
                                     ------------    ------------    ------------    ------------
Assets

Current
     Cash                            $      1,041    $         --    $         --    $      1,041
     Accounts receivable                       --          24,869              --          24,869
     Sales tax receivable                      --          17,731              --          17,731
     Inventory                                 --          83,731              --          83,731
     Loan receivable                        1,000              --              --           1,000
                                     ------------    ------------    ------------    ------------

                                            2,041         126,331              --         128,372
                                     ------------    ------------    ------------    ------------

Property, plant and equipment                  --         105,048              --         105,048
                                     ------------    ------------    ------------    ------------

                                     $      2,041    $    231,379    $         --    $    233,420
                                     ============    ============    ============    ============

Approved on behalf of the board:

                                             Director
--------------------------------------------

                                             Director
--------------------------------------------

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Pro Forma Consolidated Balance Sheet
As at December 31, 2004
(Unaudited)
(Amounts expressed in United States Dollars)                              Page 2
--------------------------------------------------------------------------------

                                                  OSK Capital II      Teliphone         Pro forma
                                                   Corporation           Inc.          adjustments        Pro forma
                                                   ------------      ------------      ------------      ------------
Liabilities

Current
     Bank indebtedness                             $         --      $         45      $         --      $         45
     Accounts payable                                     2,500            15,349                --            17,849
     Loans payable                                           --            23,332                --            23,332
     Loan payable - parent company                           --           435,760                --           435,760
     Advance from shareholders                           11,200                --                --            11,200
                                                   ------------      ------------      ------------      ------------

                                                         13,700           474,486                --           488,186
                                                   ------------      ------------      ------------      ------------

Shareholders' equity

Capital stock (note 3)                                    3,416                79            26,931            30,426
Additional paid up capital (discount)                    66,554                --          (108,560)          (42,006)
Accumulated other comprehensive
  income (loss)                                              --            (1,937)               --            (1,937)
Deficit                                                 (81,629)         (241,249)           81,629          (241,249)
                                                   ------------      ------------      ------------      ------------

Total stockholders' deficit                             (11,659)         (243,107)               --          (254,766)
                                                   ------------      ------------      ------------      ------------

Total liabilities and stockholders' deficit        $      2,041      $    231,379      $         --      $    233,420
                                                   ============      ============      ============      ============

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Pro Forma Consolidated Statement of Operations and Deficit
For the Three Months Period Ended December 31, 2004
(Unaudited)
(Amounts expressed in United States Dollars)                              Page 3
--------------------------------------------------------------------------------

                                                     OSK Capital II        Teliphone           Pro forma
                                                       Corporation            Inc.            adjustments          Pro forma
                                                     --------------      --------------      --------------     --------------
Sales                                                $           --      $       36,086      $           --     $       26,086
                                                     --------------      --------------      --------------     --------------

Cost of sales

     Inventory, beginning of period                              --              30,814                  --             30,814
     Purchases                                                   --              77,384                  --             77,384
                                                     --------------      --------------      --------------     --------------

                                                                 --             108,198                  --            108,198
     Inventory, end of period                                    --              83,731                  --             83,731
                                                     --------------      --------------      --------------     --------------

                                                                 --              24,467                  --             24,467
                                                     --------------      --------------      --------------     --------------

Gross profit                                                     --              11,619                  --             11,619
                                                     --------------      --------------      --------------     --------------

Expenses

     Selling and promotion                                       --              76,497                  --             76,497
     Professional and consulting fees                         1,045              70,003                  --             71,048
     Telecommunication network costs                             --              29,655                  --             29,655
     Salaries and wage levies                                    --              14,995                  --             14,995
     Telephone                                                   --               1,660                  --              1,660
     Delivery and transport                                      --               8,305                  --              8,305
     Interest and service charges                               374               1,556                  --              1,930
     Office and general                                          --              10,429                  --             10,429
     Amortization                                                --               8,548                  --              8,548
                                                     --------------      --------------      --------------     --------------

                                                              1,419             221,648                  --            223,067
                                                     --------------      --------------      --------------     --------------

Net loss                                             $       (1,419)     $     (210,029)     $           --     $     (211,448)
                                                     ==============      ==============      ==============     ==============

Net earnings (loss) per share                        $           --      $           --      $           --     $        (0.08)
                                                     ==============      ==============      ==============     ==============

Weighted average number of shares outstanding                    --                  --                  --          2,500,767
                                                     ==============      ==============      ==============     ==============

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Notes to Pro Forma Consolidated Balance Sheet
December 31, 2004
(Unaudited)
(Amounts Expressed in United States Dollars)                              Page 4
--------------------------------------------------------------------------------

1.    Securities exchange agreement and reverse acquisition

      On April 25, 2005 OSK Capital II Corp. ("OSK"), a publicly traded company, entered into a Securities Exchange Agreement with Teliphone Inc., a Canadian corporation ("Teliphone"). In exchange for the acquisition of the 100% interest in Teliphone, the shareholders of Teliphone were issued a total of 27,010,000 Common shares of OSK. Following the share exchange, the former shareholders of Teliphone hold 88.8% of the 30,426,000 shares of common stock of OSK. Consequently, even though OSK is the legal acquirer, this transaction will be treated as an acquisition of OSK by Teliphone and as a recapitalization by Teliphone for accounting purposes.

2.    Pro-forma financial statements

      The unaudited pro-forma consolidated financial statements are provided for information purposes only and do not purport to represent what the consolidated financial statements and results of operations would have been had the acquisition and recapitalization in fact occurred on the dates indicated. The unaudited pro-forma consolidated balance sheets represent the financial position of Teliphone and OSK as of December 31, 2004. The unaudited pro-forma consolidated statements of operations give effect to the proposed recapitalization of Teliphone and OSK for the period ended December 31, 2004 assuming the merger occurred in the earliest period. The unaudited pro-forma consolidated financial statements are presented for illustrative purposes only. The pro-forma adjustments are based upon available information and assumptions that management believes are reasonable.

      There are no intercompany transactions between Teliphone and OSK during the period presented.

3.    Assumptions and pro forma adjustments

      a) During the period the company entered into a share purchase agreement to acquire all of the outstanding shares of Teliphone Inc. through the issuance of 27,010,000 common shares of its share capital with a stated par value of $0.001.

      b) The projected cost to finalize the proposed transaction is estimated at $10,000 and have been applied against cash and capital stock.

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Notes to Pro Forma Consolidated Balance Sheet
December 31, 2004
(Unaudited)
(Amounts Expressed in United States Dollars)                              Page 5
--------------------------------------------------------------------------------

4.    Capital stock

      Authorized

            125,000,000 Common stock, $0.001 par value

      The transactions included in the company's capital stock form the transactions described previously.

                                              Number of
                                                shares            Amount
                                              ----------        ----------

      Balance, prior to pro forma
      adjustments                                    100        $       79

           Recapitalization pursuant
           to the reverse acquisition         30,425,900            30,347
                                              ----------        ----------

      Balance, subsequent to pro forma
      adjustments                             30,426,000        $   30,426
                                              ==========        ==========

                           OSK CAPITAL II CORPORATION
                          (A Development Stage Company)
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 2005
                                   (Unaudited)
                           (In United States Dollars)

                           OSK CAPITAL II CORPORATION
                          (A Development Stage Company)
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 2005
                                   (Unaudited)
                           (In United States Dollars)

                                TABLE OF CONTENTS

Pro Forma Consolidated Balance Sheets as at March 31, 2005                 1 - 2

Pro Forma Consolidated Statement of Operations and Deficit                     3

Notes to Pro Forma Consolidated Financial Statements                       4 - 5

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Pro Forma Consolidated Balance Sheet
As at March 31, 2005
(Unaudited)
(Amounts expressed in United States Dollars)                              Page 1
--------------------------------------------------------------------------------

                                OSK Capital II    Teliphone        Pro forma
                                  Corporation        Inc.         adjustments      Pro forma
                                 ------------    ------------    ------------    ------------
Assets

Current
     Cash                        $      1,041    $      2,853    $         --    $      3,894
     Accounts receivable                   --          35,265              --          35,265
     Sales tax receivable                  --           6,873              --           6,873
     Inventory                             --         121,236              --         121,236
     Loan receivable                    1,000              --              --           1,000
                                 ------------    ------------    ------------    ------------

                                        2,041         166,227              --         168,268
                                 ------------    ------------    ------------    ------------

Capital assets                             --         108,366              --         108,366
                                 ------------    ------------    ------------    ------------

                                 $      2,041    $    274,593    $         --    $    276,634
                                 ============    ============    ============    ============

Approved on behalf of the board:

                                             Director
--------------------------------------------

                                             Director
--------------------------------------------

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Pro Forma Consolidated Balance Sheet
As at March 31, 2005
(Unaudited)
(Amounts expressed in United States Dollars)                              Page 2
--------------------------------------------------------------------------------

                                                  OSK Capital II      Teliphone          Pro forma
                                                    Corporation          Inc.           adjustments        Pro forma
                                                   ------------      ------------      ------------      ------------
Liabilities

Current
     Accounts payable                              $      3,300      $     39,058      $         --      $     42,358
     Loans payable                                                         29,469                --            29,469
     Loan payable - parent company                                        436,617                --           436,617
     Debentures payable                                                   147,318                --           147,318
     Advance from shareholders                           11,200                --                --            11,200
                                                   ------------      ------------      ------------      ------------

                                                         14,500           652,462                --           666,962
                                                   ------------      ------------      ------------      ------------

Shareholders' equity

Capital stock (note 3)                                    3,416                79            26,930      $     30,426
Additional paid up capital                               66,554                --          (109,360)          (42,806)
Comprehensive income (loss)                                  --            (5,965)               --            (5,965)
Deficit                                                 (82,429)         (371,983)           82,429          (371,983)
                                                   ------------      ------------      ------------      ------------

Total stockholders' deficit                             (12,459)         (377,869)               --          (390,328)
                                                   ------------      ------------      ------------      ------------

Total liabilities and stockholders' deficit        $      2,041      $    274,593      $         --      $    276,634
                                                   ============      ============      ============      ============

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Pro Forma Consolidated Statement of Operations and Deficit
For the Six Months Period Ended March 31, 2005
(Unaudited)
(Amounts expressed in United States Dollars)                              Page 3
--------------------------------------------------------------------------------

                                                   OSK Capital II        Teliphone           Pro forma
                                                    Corporation             Inc.            adjustments          Pro forma
                                                   --------------      --------------      --------------     --------------
Sales                                              $           --      $       78,793      $           --     $       78,793
                                                   --------------      --------------      --------------     --------------

Cost of sales

     Inventory, beginning of period                            --              30,814                  --             30,814
     Purchases                                                 --             138,820                  --            138,820
                                                   --------------      --------------      --------------     --------------

                                                                              169,634                  --            169,634
     Inventory, end of period                                  --             121,236                  --            121,236
                                                   --------------      --------------      --------------     --------------

                                                               --              48,398                  --             48,398
                                                   --------------      --------------      --------------     --------------

Gross profit                                                   --              30,395                  --             30,395
                                                   --------------      --------------      --------------     --------------

Expenses

     Selling and promotion                                     --             124,857                  --            124,857
     Professional and consulting fees                       1,845             106,673                  --            108,518
     Telecommunication network costs                           --              66,764                  --             66,764
     Salaries and wage levies                                  --              26,147                  --             26,147
     Interest on long-term debt                                --               2,186                  --              2,186
     Delivery and transport                                    --              10,283                  --             10,283
     Telephone                                                 --               2,713                  --              2,713
     Interest and service charges                              --               2,164                  --              2,164
     Office and general                                       374              10,470                  --             10,844
     Amortization                                              --              18,901                  --             18,901
                                                   --------------      --------------      --------------     --------------

                                                            2,219             371,158                  --            373,377
                                                   --------------      --------------      --------------     --------------

Net loss                                           $       (2,219)     $     (340,763)     $           --     $     (342,982)
                                                   ==============      ==============      ==============     ==============

Net earnings (loss) per share                      $           --      $           --      $           --     $        (0.14)
                                                   ==============      ==============      ==============     ==============

Weighted average number of shares outstanding                  --                  --                  --          2,500,767
                                                   ==============      ==============      ==============     ==============

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Notes to Pro Forma Consolidated Balance Sheet
March 31, 2005
(Unaudited)
(Amounts Expressed in United States Dollars)                              Page 4
--------------------------------------------------------------------------------

1.    Securities exchange agreement and reverse acquisition

      On April 25, 2005 OSK Capital II Corp. ("OSK"), a publicly traded company, entered into a Securities Exchange Agreement with Teliphone Inc., a Canadian corporation ("Teliphone"). In exchange for the acquisition of the 100% interest in Teliphone, the shareholders of Teliphone were issued a total of 27,010,000 Common shares of OSK. Following the share exchange, the former shareholders of Teliphone hold 88.8% of the 30,426,000 shares of common stock of OSK. Consequently, even though OSK is the legal acquirer, this transaction will be treated as an acquisition of OSK by Teliphone and as a recapitalization by Teliphone for accounting purposes.

2.    Pro-forma financial statements

      The unaudited pro-forma consolidated financial statements are provided for information purposes only and do not purport to represent what the consolidated financial statements and results of operations would have been had the acquisition and recapitalization in fact occurred on the dates indicated. The unaudited pro-forma consolidated balance sheets represent the financial position of Teliphone and OSK as of March 31, 2005. The unaudited pro-forma consolidated statements of operations give effect to the proposed recapitalization of Teliphone and OSK for the period ended March 31, 2005 assuming the merger occurred in the earliest period. The unaudited pro-forma consolidated financial statements are presented for illustrative purposes only. The pro-forma adjustments are based upon available information and assumptions that management believes are reasonable.

      There are no intercompany transactions between Teliphone and OSK during the period presented.

3.    Assumptions and pro forma adjustments

      a) During the period the company entered into a share purchase agreement to acquire all of the outstanding shares of Teliphone Inc. through the issuance of 27,010,000 common shares of its share capital with a stated par value of $0.001.

      b) The projected cost to finalize the proposed transaction is estimated at $10,000 and have been applied against cash and capital stock.

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Notes to Pro Forma Balance Sheet
March 31, 2005
(Unaudited)
(Amounts Expressed in United States Dollars)                              Page 5
--------------------------------------------------------------------------------

4.    Capital stock

      Authorized

            125,000,000 Common stock, $0.001 par value

      The transactions included in the company's capital stock form the transactions described previously.

                                               Number of
                                                 shares            Amount
                                              ------------      ------------

      Balance, prior to pro forma
      adjustments                                      100      $         79

           Recapitalization pursuant
           to the reverse acquisition           30,425,900            30,347
                                              ------------      ------------

      Balance, subsequent to pro forma
      adjustments                               30,426,000      $     30,426
                                              ============      ============